Accrued Expenses	9 Months Ended
Sep. 30, 2013
Accrued Liabilities Current [Abstract]
Accrued Expenses

4. Accrued Expenses

Accrued expenses consisted of the following:

	December 31,		September 30, 2013
	2011	2012
			(unaudited)
	(in thousands)
Employee compensation and benefits	$1,274	$1,880	$1,882
Current portion of contract termination obligations	—	1,274	538
Research and development and professional expenses	396	1,174	2,964
Deferred income taxes, net	30	—	—

Accrued expenses	$1,700	$4,328	$5,384

Contract termination obligations include estimated repayments due to the termination of a research agreement in June 2012 and estimated lease exit charges related to the Company’s former facility at 325 Vassar Street in Cambridge, Massachusetts. Minimum lease payments under this lease are $0.9 million in 2013 and $0.9 million in 2014. The Company’s obligation related to its termination of a research agreement was accelerated as a result of the closing of the Company’s IPO, and, as a result, this termination obligation was paid in full in June 2013. Refer to Note 9, Collaborations, for additional information regarding the research agreement.

During 2012, the Company accrued $3.0 million related to these contract termination obligations, with the associated costs allocated between research and development expenses and general and administrative expenses on the statement of operations and comprehensive (loss) income. No cash payments related to these obligations were made during 2012, resulting in a total estimated recorded liability of $3.0 million related to these obligations as of December 31, 2012. During the nine months ended September 30, 2013, the Company recorded a net non-cash liability reduction of $0.1 million and made cash payments of $2.3 million, resulting in total remaining contract termination obligations of $0.6 million as of September 30, 2013. The non-current portion of contract termination obligations is included in other long-term liabilities.